Exhibit 99.1

News Release

For more information, contact:

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 470-773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

  (212) 430-3774 (collect)

AT&T INC. ANNOUNCES PRICING OF ITS ANY AND ALL TENDER OFFERS

Dallas, Texas, July 31, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the pricing of its offers to purchase for cash any and all of the eighteen series of outstanding notes listed in the table below issued by AT&T or certain of AT&T’s wholly-owned subsidiaries. The tender offers described herein are being made on the terms and conditions set forth in the Offer to Purchase, dated July 27, 2020 (the “Offer to Purchase,” where such tender offers are described as the “Any and All Offers”) and, as applicable, the related notice of guaranteed delivery.

The table below sets forth the total consideration for each series of the notes listed below, as described in the Offer to Purchase.

Title of Notes	Issuer	Principal Amount Outstanding	CUSIP Number	Reference U.S. Treasury Security	Bloomberg Reference Page	Reference Yield	Fixed Spread (Basis Points)	Total Consideration(1)(2)
Floating Rate Global Notes due 2021 (June)	AT&T Inc.	$1,500,000,000	00206RFZ0	N/A	N/A	N/A	N/A	$1,006.25
7.850% Global Notes due 2022	AT&T Inc.	$83,184,000	00206RGF3	0.125% due June 30, 2022	PX1	0.121%	45	$1,104.55
7.85% Debentures due January 15, 2022	Michigan Bell Telephone Company(3)	$81,390,000	594185AQ3	0.125% due June 30, 2022	PX1	0.121%	45	$1,104.55
3.400% Global Notes due 2022^	AT&T Inc.	$402,679,000	00206RHM7	1.750% due June 15, 2022	PX4	0.125%	30	$1,055.09
3.40% Notes due 2022^	Time Warner(4)	$63,183,000	887317AQ8	1.750% due June 15, 2022	PX4	0.125%	30	$1,055.09
3.600% Global Notes due 2023^	AT&T Inc.	$1,890,061,000	00206RCS9	1.375% due February 15, 2023	PX5	0.127%	30	$1,079.86

7.570% Global Notes due 2024	AT&T Inc.	$54,176,000	00206RHQ8	0.250% due June 30, 2025	PX1	0.226%	45	$1,237.31
7.57% Debentures due 2024	Historic TW(5)	$40,901,000	887315BH1	0.250% due June 30, 2025	PX1	0.226%	45	$1,237.31
3.800% Global Notes due 2024*	AT&T Inc.	$750,000,000	00206RDP4	0.250% due June 30, 2025	PX1	0.226%	25	$1,112.16
3.900% Global Notes due 2024*	AT&T Inc.	$1,000,000,000	00206RCE0	0.250% due June 30, 2025	PX1	0.226%	25	$1,113.66
3.550% Global Notes due 2024*	AT&T Inc.	$589,458,000	00206RHR6	0.250% due June 30, 2025	PX1	0.226%	25	$1,108.75
3.55% Notes due 2024*	Time Warner(4)	$61,734,000	887317AV7	0.250% due June 30, 2025	PX1	0.226%	45	$1,101.27
3.950% Global Notes due 2025*	AT&T Inc.	$1,161,110,000	00206RDD1	0.250% due June 30, 2025	PX1	0.226%	45	$1,135.18
3.95% Senior Notes due 2025*	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$21,777,000	25460CAA1	0.250% due June 30, 2025	PX1	0.226%	65	$1,126.33
3.600% Global Notes due 2025*	AT&T Inc.	$1,329,934,000	00206RHS4	0.250% due June 30, 2025	PX1	0.226%	50	$1,132.41
3.60% Notes due 2025*	Time Warner(4)	$129,185,000	887317AW5	0.250% due June 30, 2025	PX1	0.226%	70	$1,122.57
7.000% Global Notes due 2025	AT&T Inc.	$55,006,000	00206RGG1	0.250% due June 30, 2025	PX1	0.226%	85	$1,296.30
7% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(6)	$99,865,000	079867AM9	0.250% due June 30, 2025	PX1	0.226%	85	$1,296.30

(1)

Per $1,000 principal amount of notes validly tendered, and not validly withdrawn, and accepted for purchase, at or prior to the expiration date for the tender offers; excludes the accrued coupon payment (as set forth in the Offer to Purchase) and assumes a settlement date of August 5, 2020 for such series of notes.

(2)

The total consideration for the Floating Rate Global Notes due 2021 (June) (the “June 2021 Floating Rate Notes”) reflects the actual fixed total consideration of $1,006.25 payable per $1,000 principal amount of the June 2021 Floating Rate Notes validly tendered, and not validly withdrawn, and accepted for purchase.

(3)

The 7.85% Debentures due January 15, 2022 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by specified subsidiaries so long as all of the outstanding shares of stock of the subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership of a subsidiary and such subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations.

(4)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(5)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(6)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

*

Denotes a series of notes for which the calculation of the applicable total consideration has been performed using the value of such notes as determined at the applicable price determination time (as set forth in the Offer to Purchase) as if the principal amount of such notes had been due on the applicable par call date.

^	Denotes a series of notes that AT&T intends to deliver a notice of redemption for redemption in full of the outstanding amount remaining after completion of the tender offers.

Holders will also receive accrued and unpaid interest on the notes accepted for purchase from the last interest payment date for such notes to, but not including, the date AT&T makes payment for such notes, which is anticipated to be August 5, 2020.

The offers will expire at 5:00 p.m., New York City time, on July 31, 2020. The withdrawal deadline will occur at 5:00 p.m., New York City time, on July 31, 2020.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The tender offers described herein are being made solely by the Offer to Purchase and any related notice of guaranteed delivery and only to such persons and in such jurisdictions as is permitted under applicable law.

Neither the communication of this press release, the Offer to Purchase or any other offer materials relating to the tender offers is being made, and such documents and/or materials have not been approved by an authorized person for the purposes of section 21 of the UK Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, this press release, the Offer to Purchase and such documents and/or materials are not being distributed to, and must not be passed on to persons in the United Kingdom other than (a) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (b) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (such persons together being “relevant persons”). This press release and the Offer to Purchase are only available to relevant persons and the transactions contemplated herein will be available only to, or engaged in only with relevant persons, and must not be relied or acted upon by persons other than relevant persons.

Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC are acting as the Joint-Lead Dealer Managers for the tender offers. For additional information regarding the terms of the offers, please contact Deutsche Bank Securities Inc. at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Goldman Sachs & Co. LLC at (212) 902-6351 (collect) or by email at GS-LM-NYC@gs.com, J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3424 (collect) or Morgan Stanley & Co. LLC at (800) 624-1808 (toll free) or (212) 761-1057 (collect). Global Bondholder Services Corporation is acting as the tender agent and information agent for the tender offers. Questions or requests for assistance related to the tender offers or for additional copies of the Offer to Purchase or the related notice of guaranteed delivery may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offers. The Offer to Purchase and the related notice of guaranteed delivery can be accessed at the following link: https://gbsc-usa.com/registration/att.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the Offer to Purchase related to the tender offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.